SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date  of earliest event reported)       MAY 20, 1996

                                      ENZON, INC.

                  (Exact name  of  registrant  as  specified  in  its charter)




       DELAWARE                    0-12957              22-237286
   (State or other jurisdiction   (Commission          (IRS Employer
       of incorporation)         File Number)          Identification)



        20 KINGSBRIDGE ROAD,  PISCATAWAY, NEW JERSEY    08854
          (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code    (908) 980-4500




     (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

          Enzon, Inc. ("Enzon" or the "Company") completed its Phase Ia clinical trial in healthy volunteers at the end of 1995, and received approval from the FDA to enter a multi-dose trial in cancer patients. Enrollment of patients for this trial has been unexpectedly slow, and as a result, the Company has just opened a second site and plans to add additional sites. The clinical supplies for the trial have been delivered to the open sites. To expedite completion of this trial, a clinical research organization will be utilized to accelerate patient recruitment, monitor the study, and compile results.

                            SIGNATURES


     Pursuant to the requirements  of  the Securities Exchange Act of 1934,

the Registrant has duly caused this report  to  be  signed on its behalf by the undersigned hereunto duly authorized.




Dated:  May 29, 1996




                                              ENZON, INC.
                                             (Registrant)

                                   By:   /s/KENNETH J. ZUERBLIS
                                         Kenneth J. Zuerblis
                                         Vice President, Finance
                                         and Chief Financial
                                         Officer